Exhibit 10.80

FORBEARANCE AGREEMENT AND FIRST
AMENDMENT TO CREDIT AGREEMENT

            THIS FORBEARANCE AGREEMENT AND FIRST AMENDMENT TO CREDIT AGREEMENT (the “Agreement”) is made and entered into as of this 28th day of February, 2002, among Miller Industries, Inc., a Tennessee corporation (“Parent”), and each of the other Subsidiaries of Parent listed on the signature page hereto (together with Parent, collectively, “Borrowers”), the Lenders party to this Agreement (the “Lenders”), The CIT Group/Business Credit, Inc., as Collateral Agent, and BANK OF AMERICA, N.A., as Administrative Agent, Syndication Agent, Existing Titled Collateral Agent and Letter of Credit Issuer (in such capacity, together with the Collateral Agent, the “Agents”).

W I T N E S S E T H :

            WHEREAS, Borrowers, the Lenders and the Agents entered into that certain Credit Agreement, dated as of July 23, 2001, pursuant to which the Lenders agreed to make certain loans to Borrowers (as amended, modified, supplemented and restated from time to time, the “Credit Agreement”); and

            WHEREAS, pursuant to Section 1.2(a) and 3.1 of the Credit Agreement, Borrowers agreed not to permit Aggregate RoadOne Revolver Outstandings to exceed RoadOne Availability; and

            WHEREAS, pursuant to Section 7.25 of the Credit Agreement, Borrowers agreed to maintain Excess Availability of at least $5,000,000 and RoadOne Excess Availability of at least $1,000,000; and

            WHEREAS, the Agents and the Lenders relied on such agreements of Borrowers in agreeing to make Loans and other financial accommodations available to Borrowers; and

            WHEREAS, Aggregate RoadOne Outstandings exceed RoadOne Availability, Excess Availability is less than $5,000,000, and RoadOne Excess Availability is less than $1,000,000; and

            WHEREAS, the Collateral Agent, on behalf of the Lenders, has made demand on Borrowers for the cure of these payment Events of Default, and Borrowers have failed to cure such Events of Default; and

            WHEREAS, Borrowers have requested that Agents and Lenders temporarily forbear from exercising their rights and remedies under the Credit Agreement and other Loan documents with respect to these Events of Default; and

            WHEREAS, the Agents and the Lenders are willing to grant such temporary forbearance, subject to the terms and conditions set forth herein, including the amendments set forth herein.

            NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1.            All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Credit Agreement.

            2.            As used in this Agreement, “Excess Proceeds”, “Overadvance Amount” and “RoadOne Overadvance Amount” have the meanings set forth below:

“Excess Proceeds” means, in connection with any Asset Disposition, the amount, if any, by which (a) the Net Proceeds from such Asset Disposition exceed (b) the sum of all Net Senior Creditor Proceeds and Required Payments required to be paid in connection with such Asset Disposition pursuant to Section 3.4(b) of the Credit Agreement.

“Overadvance” means the amount by which (a) Aggregate Revolver Outstandings exceed (b) the Borrowing Base minus Reserves (other than Reserves deducted in the calculation of the Borrowing Base) minus the $5,000,000 Excess Availability requirement set forth in Section 7.25 of the Credit Agreement.

“RoadOne Overadvance” means the amount by which (a) Aggregate RoadOne Revolver Outstandings exceed (b) the RoadOne Borrowing Base minus Reserves relating solely to the RoadOne Borrowers and their assets (other than Reserves deducted in the calculation of the RoadOne Borrowing Base) minus the $1,000,000 RoadOne Excess Availability requirement set forth in Section 7.25 of the Credit Agreement.

            3.            Borrowers acknowledge that they are in default under Sections 1.2(a), 3.1, 5.3(a) and 7.25 of the Credit Agreement as a result of the fact that (a) Borrowers have failed to cure Overadvances and RoadOne Overadvances existing prior to the date of this Agreement following the Collateral Agent’s demand, on behalf of the Lenders, for such cure, (b) as of the date of this Agreement, an Overadvance exists in the amount of $1,359,196.19 and a RoadOne Overadvance exists in the amount of $4,356,088.23, and (c) Borrowers have failed to notify the Collateral Agent and Lenders in writing of the foregoing (collectively, the “Existing Defaults”), and that neither the Agents nor the Lenders have waived or agreed to waive any of such Existing Defaults.  Borrowers acknowledge that, because of the Existing Defaults, the Agents and the Lenders have the right, among other things, to declare all of the Obligations to be immediately due, payable and performable, and to enforce collection of those Obligations by repossessing and disposing of any interest in the Collateral thereunder.

            4.            In consideration of Borrowers’ timely and strict compliance with their agreements set forth in the Credit Agreement, and in reliance upon the representations, warranties, agreements and covenants of Borrowers set forth herein, the Agents and the Lenders agree, subject to the terms of this Agreement, to forbear until March 18, 2002 from exercising their rights and remedies under the Credit Agreement and the related Loan Documents as a result of the Existing Defaults and any default under Sections 1.2(a), 3.1, 5.3(a) and 7.25 of the Credit Agreement arising after the date of this Agreement (but before March 18, 2002) as a result of any continuing Overadvance or RoadOne Overadvance that does not exceed the limits set forth in Paragraph 5 of this Agreement (together with the Existing Defaults, the “Specified Defaults”).  Notwithstanding such temporary forbearance, (a) the Agents and the Lenders reserve all of their rights and remedies at all times with respect to any default under the Credit Agreement or this Agreement other than a Specified Default, whether presently existing or occurring hereafter, and (b) the Agents and the Lenders reserve all of their rights and remedies to institute a payment blockage with respect to any payment due under the Subordinated Debt after the date of this Agreement in accordance with the terms of the Subordination Agreement as a result of the Specified Defaults.  At any time on or after the earlier of (i) March 18, 2002 and (ii) the occurrence of an Event of Default (other than a Specified Default) or the breach by the Borrowers of any of their representations, warranties, agreements or covenants set forth in this Agreement, the Agents and the Lenders may exercise any of their rights and remedies under or with respect to the Credit Agreement, the related Loan Documents or this Agreement, whether relating to a Specified Default or otherwise.

            5.            The Borrowers acknowledge that, notwithstanding the temporary forbearance set forth in Paragraph 4 of this Agreement, it shall be an immediate Event of Default (without requirement of any demand or notice from the Agents or Lenders) if (a) the amount of the Overadvance at any time exceeds $4,300,000, as such limit is reduced from time to time in accordance with Paragraphs 6 and 7 of this Agreement, (b) the amount of the RoadOne Overadvance at any time exceeds $6,000,000, as such limit is reduced from time to time in accordance with Paragraphs 6 and 7 of this Agreement, (c) the Aggregate Revolver Outstandings exceed the Maximum Revolver Amount (as reduced in accordance with Paragraph 8 of this Agreement) minus Reserves (other than Reserves deducted in the calculation of the Borrowing Base), (d) the Aggregate RoadOne Revolver Outstandings exceed the Maximum RoadOne Revolver Amount (as reduced in accordance with Paragraph 8 of this Agreement) minus Reserves relating solely to the RoadOne Borrowers and their assets (other than Reserves deducted in the calculation of the RoadOne Borrowing Base), or (e) the Aggregate Miller Revolver Outstandings exceed the Maximum Miller Revolver Amount (as reduced in accordance with Paragraph 8 of this Agreement) minus Reserves relating solely to the Miller Borrowers and their assets (other than Reserves deducted in the calculation of the Miller Borrowing Base).

            6.            The Borrowers acknowledge and agree that, without duplication of any reduction, (a) to the extent that the Excess Proceeds from any single Asset Disposition occurring on or after the date hereof exceed $200,000, both the amount of the Overadvance and the amount of the RoadOne Overadvance permitted under Paragraph 5 of this Agreement shall be permanently reduced by the amount of such excess, and (b) to the extent that the Excess Proceeds from all Asset Dispositions occurring on or after the date hereof exceed $500,000 in the aggregate, both the amount of the Overadvance and the amount of the RoadOne Overadvance permitted under Paragraph 5 of this Agreement shall be permanently reduced by the amount of such excess.

            7.            The parties hereto acknowledge that, as of the date of this Agreement, the aggregate net amount of Accounts of the RoadOne Borrowers that are excluded from eligibility as Eligible RoadOne Accounts as a result of the fact that such Accounts have not been paid within 90 days after the invoice date or 60 days after the due date (the “Aged RoadOne Accounts”) is $3,342,028.  The Borrowers acknowledge and agree that both the amount of the Overadvance and the amount of the RoadOne Overadvance permitted under Paragraph 5 of this Agreement shall be permanently reduced by an amount equal to any reduction in the aggregate net amount of the Aged RoadOne Accounts after the date of this Agreement (other than reductions achieved by Borrowers’ write-off of uncollectible Accounts).

            8.            The Credit Agreement is amended as of February 1, 2002 by deleting the definitions of “Maximum Miller Revolver Amount”, “Maximum Revolver Amount” and “Maximum RoadOne Revolver Amount” set forth in Annex A to the Credit Agreement and replacing such definitions with the following:

“Maximum Miller Revolver Amount” means $42,000,000, as adjusted from time to time in accordance with Section 1.2(j).

“Maximum Revolver Amount” means $82,000,000.

“Maximum RoadOne Revolver Amount” means $40,000,000, as adjusted from time to time in accordance with Section 1.2(j).

            9.            The Credit Agreement is amended by deleting the first sentence of Section 1.1 thereof and replacing it with the following:

Subject to all of the terms and conditions of this Agreement, the Lenders agree to make available a total credit facility of up to $90,000,000 (the “Total Facility”) to the Borrowers from time to time during the term of this Agreement.

            10.            The Credit Agreement is amended by deleting Schedule 1.1 thereto and replacing it with Schedule 1.1 attached to this Agreement.

            11.            The parties hereto acknowledge that, effective as of February 1, 2002 and at all time hereafter during the continuance of an Event of Default (including the Specified Defaults), the Default Rate shall be applicable to all of the Obligations.

            12.            The parties hereto agree that the Credit Agreement is amended by deleing Section 7.27 (Hedge Agreements) in its entirety.  The provisions of this Paragraph shall not in any manner limit the rights of the Collateral Agent to establish reserves with respect to other Hedge Agreements in effect from time to time in accordance with the definition of “Bank Products Reserve” set forth in the Credit Agreement.

            13.            Borrowers acknowledge and agree that, notwithstanding anything to the contrary set forth in the Credit Agreement, no Loans shall be made as or converted or continued into LIBOR Loans on or after the date hereof.

            14.            Borrowers agree to provide to each of the Lenders, on or before March 1, 2002, cash flow projections in form and detail acceptable to the Lenders with respect to the Miller Borrowers and the RoadOne Borrowers.

            15.            Borrowers acknowledge that (a) except as expressly set forth herein, neither the Agents nor any Lender has agreed to (and has no obligation whatsoever to discuss, negotiate or agree to) any other restructuring, modification, amendment, waiver or forbearance with respect to the Obligations or the Credit Agreement, (b) no understanding with respect to any other restructuring, modification, amendment, waiver or forbearance with respect to the Obligations or the Credit Agreement shall constitute a legally binding agreement or contract, or have any force or effect whatsoever, unless and until reduced to writing and signed by authorized representatives of each party hereto, and (c) the execution and delivery of this Agreement has not established any course of dealing between the parties hereto or created any obligation or agreement of the Agents or any Lender with respect to any future restructuring, modification, amendment, waiver or forbearance with respect to the Obligations or the Credit Agreement.

            16.            To induce the Agents and the Lenders to enter into this Agreement, Borrowers hereby represent and warrant that, as of the date hereof, except for the Existing Defaults, there exists no Default or Event of Default under the Credit Agreement.

            17.            Borrowers hereby restate, ratify, and reaffirm each and every term, condition, representation and warranty heretofore made by each of them under or in connection with the execution and delivery of the Credit Agreement and the other Loan Documents, as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Agreement; except (a) to the extent that any such representation or warranty relates solely to a prior date, and (b) to the extent of any such representation or warranty as to the absence of Defaults and Events of Default that constitute Existing Defaults.

            18.            Except as expressly set forth herein, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to the Agents and the Lenders.

            19.            Borrowers agree to pay on demand all costs and expenses of the Agents in connection with the preparation, execution, delivery and enforcement of this Agreement and all other Loan Documents and any other transactions contemplated hereby, including, without limitation, the fees and out-of-pocket expenses of legal counsel to the Agents.

            20.            To induce the Agents and the Lender to enter into this Agreement and grant the accommodations set forth herein, each Borrower (a) acknowledges and agrees that no right of offset, defense, counterclaim, claim or objection exists as of the date of this Agreement in favor of Borrowers against the Agents or any Lender arising out of or with respect to the Credit Agreement, the other Loan Documents, the Obligations, or any other arrangement or relationship between the

Agents or any Lender and any Borrower, and (b) releases, acquits, remises and forever discharges the Agents and each Lender and its affiliates and all of their past, present and future officers, directors, employees, agents, attorneys, representatives, successors and assigns from any and all claims, demands, actions and causes of action, whether at law or in equity, whether now accrued or hereafter maturing, and whether known or unknown, which any Borrower now or hereafter may have by reason of any manner, cause or things occurring on or prior to the date of this Agreement with respect to matters arising out of or with respect to the Credit Agreement, the other Loan Documents, the Obligations, or any other arrangement or relationship between the Agents or any Lender and any Borrower.

            21.            Borrowers agree to take such further action as the Agents shall reasonably request in connection herewith to evidence the agreements herein contained.

            22.            This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

            23.            This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns, and legal representatives and heirs, of the parties hereto.

            24.            This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.

            IN WITNESS WHEREOF, Borrowers, the Agents and the Lenders have caused this Agreement to be duly executed, all as of the date first above written.

“PARENT” MILLER INDUSTRIES, INC. By: /s/ Frank Madonia Executive Vice President

“SUBSIDIARY MILLER BORROWERS”

APACO, INC.
B&B ASSOCIATED INDUSTRIES, INC.
CHEVRON, INC.
CENTURY HOLDINGS, INC.
CHAMPION CARRIER CORPORATION COMPETITION WHEELIFT, INC.
GOLDEN WEST TOWING EQUIPMENT
     INC.
KING AUTOMOTIVE & INDUSTRIAL
     EQUIPMENT, INC.
MID AMERICA WRECKER &
     EQUIPMENT SALES, INC. OF
     COLORADO
MILLER FINANCIAL SERVICES GROUP,
     INC.
MILLER/GREENEVILLE, INC.
MILLER INDUSTRIES DISTRIBUTING,
     INC.
MILLER INDUSTRIES INTERNATIONAL,
     INC.
MILLER INDUSTRIES TOWING
     EQUIPMENT INC.
PURPOSE, INC.
SONOMA CIRCUITS, INC.
SOUTHERN WRECKER CENTER, INC.
SOUTHERN WRECKER SALES, INC.

By:      /s/

            Frank Madonia
Attorney-in-Fact of each entity listed above

“SUBSIDIARY ROADONE BORROWERS”

ACKERMAN WRECKER SERVICE, INC.
A-EXCELLENCE TOWING CO.
ALL AMERICAN TOWING SERVICES,
   INC.
ALLIED GARDENS TOWING, INC.
ALLIED TOWING AND RECOVERY, INC.
ANDERSON TOWING SERVICE, INC.
ARROW WRECKER SERVICE, INC.
A TO Z ENTERPRISES, INC.
B–G TOWING, INC.
BEAR TRANSPORTATION, INC.
BEATY TOWING & RECOVERY, INC.
BERT’S TOWING RECOVERY
     CORPORATION
BOB BOLIN SERVICES, INC.
BOB’S AUTO SERVICE, INC.
BOB VINCENT AND SONS WRECKER
     SERVICE, INC.
BOULEVARD & TRUMBULL TOWING,
     INC.
BREWER’S, INC.
BRYRICH CORPORATION
CAL WEST TOWING, INC.
CARDINAL CENTRE ENTERPRISES, INC.
CEDAR BLUFF 24 HOUR TOWING, INC.
CENTRAL VALLEY TOWING, INC.
CHAD’S, INC.
CLARENCE CORNISH AUTOMOTIVE
     SERVICE, INC.
CLEVELAND VEHICLE DETENTION
     CENTER, INC.
COFFEY’S TOWING, INC.
COLEMAN’S TOWING & RECOVERY,
     INC.
D.A. HANELINE, INC.
DVREX, INC.
DICK’S TOWING & ROAD SERVICE, INC.
DOLLAR ENTERPRISES, INC.
DUGGER’S SERVICES, INC.
DURU, INC.
E.B.T., INC.
EXPORT ENTERPRISES, INC.
GARY’S TOWING & SALVAGE POOL,
     INC.

GOOD MECHANIC AUTO CO. OF
     RICHFIELD, INC.
GREAT AMERICA TOWING, INC.
GREG’S TOWING, INC.
H&H TOWING ENTERPRISES, INC.
HALL’S TOWING SERVICE, INC.
KAUFF’S, INC.
KAUFF’S OF FT. PIERCE, INC.
KAUFF’S OF MIAMI, INC.
KAUFFS OF PALM BEACH, INC.
KEN’S TOWING, INC.
LAZER TOW SERVICES, INC.
LEVESQUE’S AUTO SERVICE, INC.
LWKR, INC.
LINCOLN TOWING ENTERPRISES, INC.
M&M TOWING AND RECOVERY, INC.
MAEJO, INC.
MEL’S ACQUISITION CORP.
MERL’S TOWING SERVICE, INC.
MIKE’S WRECKER SERVICE, INC.
MOORE’S SERVICE & TOWING, INC.
MOORE’S TOWING SERVICE, INC.
MOSTELLER’S GARAGE, INC.
MURPHY’S TOWING, INC.
OFFICIAL TOWING, INC.
P.A.T., INC.
PIPES ENTERPRISES, INC.
PULLEN’S TRUCK CENTER, INC.
RANDY’S HIGH COUNTRY TOWING, INC.
RAY HARRIS, INC.
RMA ACQUISITION CORP.
RRIC ACQUISITION CORP.
RAY’S TOWING, INC.
RECOVERY SERVICES, INC.
RBEX INC.
ROAD ONE, INC.
ROADONE EMPLOYEE SERVICES, INC.
ROAD ONE INSURANCE SERVICES, INC.
ROAD ONE SERVICE, INC.
ROADONE SPECIALIZED
     TRANSPORTATION, INC.
ROADONE TRANSPORTATION AND
      LOGISTICS, INC.
R.M.W.S., INC.
SANDY’S AUTO & TRUCK SERVICE, INC.
SAKSTRUP TOWING, INC.

SOUTHWEST TRANSPORT, INC.
SUBURBAN WRECKER SERVICE, INC.
TED’S OF FAYVILLE, INC.
TEXAS TOWING CORPORATION
THOMPSON’S WRECKER SERVICE, INC.
TOW PRO CUSTOM TOWING & HAULING,
     INC.
TREASURE COAST TOWING, INC.
TREASURE COAST TOWING OF MARTIN
     COUNTY, INC.
TRUCK SALES & SALVAGE CO., INC.
WALKER TOWING, INC.
WES’S SERVICE INCORPORATED
WESTERN TOWING; MCCLURE/EARLEY
     ENTERPRISES, INC.
WHITEY’S TOWING, INC.
WILTSE TOWING, INC.
ZEHNER TOWING & RECOVERY, INC.

By:      /s/

           Frank Madonia
           Attorney-in-Fact of each entity listed above

“ADMINISTRATIVE AGENT,
SYNDICATION AGENT AND EXISTING
TITLED COLLATERAL AGENT”

BANK OF AMERICA, N.A., as the
Administrative Agent, Syndication Agent and
Existing Titled Collateral Agent

By:          /s/

Name:
Title:

“LETTER OF CREDIT ISSUER” BANK OF AMERICA, N.A., as the Letter of Credit Issuer By: /s/ Name: Title:

“COLLATERAL AGENT” THE CIT GROUP/BUSINESS CREDIT, INC., as the Collateral Agent By: /s/ Name: Title:

“LENDERS” BANK OF AMERICA, N.A., as a Lender By: /s/ Name: Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender By: /s/ Name: Title:

FLEET CAPITAL CORPORATION, as a Lender By: /s/ Name: Title: